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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 2006

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                     0-51800              36-4587081
         -------------                     -------          -------------------
(State or other jurisdiction of          (Commission         (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                          47205
----------------------------------------                      -----------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS.
             ------------

On December 14, 2006, United Community Bancorp (the "Company") issued a press release announcing that the Board of Directors had authorized the funding of a trust that will repurchase up to 165,894, or approximately 1.96%, of the Company's outstanding shares. The shares acquired by the trust will be used to fund restricted stock awards under the Company's 2006 Equity Incentive Plan which was recently approved by shareholders. A copy of the Company's December 14, 2006 press release is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (d)  Exhibits

             Number         Description
             ------         -----------

             99.1           Press Release dated December 14, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED COMMUNITY BANCORP
                                     ------------------------
                                     (Registrant)



Date:  December 14, 2006             By: /s/ William F. Ritzmann
                                         ---------------------------------------
                                         William F. Ritzmann
                                         President and Chief Executive Officer